December 31, 2011

Dear Valued Customer,

The U.S. economy continues to muddle along – not in recession, but far from the level of growth and recovery we would like to have. In the meantime, global economic growth has slowed and is facing the European sovereign debt crisis. We are in a period of uncertainty; not only about how key events will unfold but the timing associated with their future progress and resolution.

Now may be a good time to visit with your registered representative to ensure your portfolio is diversified. There is no simple formula that can determine the right asset allocation for every individual. However, being diversified and following an asset allocation strategy does not ensure against financial loss.

Inside this book, you will find annual reports dated Dec. 31, 2011, for the 45 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract.

Please call your registered representative or Kansas City Life at 800-616-3670 if you have questions about the Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 115 years, Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

/s/ R. Philip Bixby

R. Philip Bixby, President, CEO and Chairman
of the Board Kansas City Life Insurance Company

Kansas City Life’s Century II Variable Product Series is
distributed through Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111; (816) 753-7000. Member FINRA/SIPC.